UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 8, 2002
                        (Date of earliest event reported)

                          ----------------------------

                         Commission File Number 1-14373

                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                   56-2084290
    (State of Incorporation)                (I.R.S. Employer Identification No.)


                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 984-8033
              (Registrant's Telephone Number, Including Area Code)







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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) The following sets forth the information required by Item 304(a)(1) of Regulation S-K:

     (i) On April 8, 2002 Ernst & Young LLP was dismissed as the Registrant's principal independent accountant.


     (ii) The reports of Ernst & Young LLP on the Registrant's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.


     (iii) The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.


     (iv) During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference thereto in its reports on the financial statements for such periods.

     (v) During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K.

(b) The Registrant has requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(c) The Registrant has retained KPMG LLP as its principal independent accountant, effective April 11, 2002. During the years ended December 31, 2001 and December 31, 2000 and through April 8, 2002, the Registrant did not consult KPMG LLP regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.

ITEM 7.        EXHIBITS

     16.1 Letter from Ernst & Young LLP confirming its agreement with the information contained in this Report.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       INSIGNIA FINANCIAL GROUP, INC.

April 12, 2002

                                       By: /s/ Adam B. Gilbert
                                          -------------------------------
                                       Name:  Adam B. Gilbert
                                       Title: Executive Vice President


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                           [ERNST & YOUNG LETTERHEAD]

Exhibit 16.1


April 11, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated April 8, 2002 of Insignia Financial Group, Inc. and are in agreement with the statements contained in subparagraph
(a)(ii), (a)(iv) and (a)(v) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                    Ernst & Young LLP